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             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                       ______________


                          FORM 8-K


                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the

              Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 24, 1996
                                                  -------------


                Fruehauf Trailer Corporation
  ----------------------------------------------------

 (Exact name of registrant as specified in its charter)



    Delaware            1-10772              38-2863240
- ----------------      -----------           --------------

(State or other       (Commission         (I.R.S. Employer
 jurisdiction of      File Number)        Identification No.)
 incorporation)


111 Monument Circle, Suite 3200, Indianapolis, Indiana  46204
- -------------------------------------------------------------
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:(317)630-3000
                                                   -------------




             Exhibit Index Appears on Page 4
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Item 5.   Other Events.
          -------------

          The Company issued a press release on June 24, 1996, a copy of which is filed as Exhibit 99.



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.
          -----------------------------------------

     (c)  Exhibits.

          99   Press Release dated June 24, 1996, from the
               Company.


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                      SIGNATURE
                      ---------


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        FRUEHAUF TRAILER CORPORATION



Date: June 24, 1996     By:/s/Gregory G. Fehr
                           ------------------
                           Gregory G. Fehr
                           Corporate Controller
                            (Principal Accounting Officer)

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                             EXHIBIT INDEX
                             -------------



                                             Pagination by
                                             Sequential
                                             Numbering
Exhibit   Description of Exhibit              System
- -------   ----------------------              -------


  99      Press Release dated June 24, 1996,     5
          from the Company.